                                                                     EXHIBIT 24c

                        CENTEX DEVELOPMENT COMPANY, L.P.

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Richard C. Decker with full power of substitution in the premises, as the undersigned's true and lawful agent and attorney-in-fact (the "Attorney-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of 3333 Development Corporation, general partner of Centex Development Company, L.P. (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (and related reoffer prospectus) relating to the issuance by Centex Corporation of up to 1,500,000 additional shares of Common Stock, par value $0.25 per share, of Centex Corporation under the Second Amended and Restated 1998 Centex Corporation Employee Non-Qualified Stock Option Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact has received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of August, 1999.




                                                /s/ JOSIAH O. LOW, III
                                                --------------------------------
                                                Josiah O. Low, III
                                                Director
                                                3333 Development Corporation

                        CENTEX DEVELOPMENT COMPANY, L.P.

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Richard C. Decker with full power of substitution in the premises, as the undersigned's true and lawful agent and attorney-in-fact (the "Attorney-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of 3333 Development Corporation, general partner of Centex Development Company, L.P. (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (and related reoffer prospectus) relating to the issuance by Centex Corporation of up to 1,500,000 additional shares of Common Stock, par value $0.25 per share, of Centex Corporation under the Second Amended and Restated 1998 Centex Corporation Employee Non-Qualified Stock Option Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact has received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of August, 1999.




                                                 /s/ DAVID M. SHERER
                                                 -------------------------------
                                                 David M. Sherer
                                                 Director
                                                 3333 Development Corporation